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                                                                    EXHIBIT 99.4

                    [Form of Notice of Guaranteed Delivery]

                          NOTICE OF GUARANTEED DELIVERY
                                    TO TENDER
                    OUTSTANDING 8.125% SENIOR NOTES DUE 2011
                                       OF
                          CHESAPEAKE ENERGY CORPORATION
     PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED ____________, 2001

         As set forth in the Prospectus, dated _______________, 2001 (as the same may be amended or supplemented from time to time, the "Prospectus") of Chesapeake Energy Corporation (the "Company") under the caption "Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal to Tender 8.125% Senior Notes due 2011 of Chesapeake Energy Corporation, this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if: (i) certificates for outstanding 8.125% Senior Notes due 2011 (the "Outstanding Notes") of the Company are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "Exchange Offer -- Procedures for Tendering" in the Prospectus.

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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON ________________, 2001 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.

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                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                     United States Trust Company of New York

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
         By Mail:               By Overnight Courier and By      By Hand Delivery to 4:30 p.m.:            By Facsimile:
    United States Trust       Hand Delivery After 4:30 p.m.:           United States Trust                (646) 458-8111
    Company of New York             United States Trust                Company of New York                      or
        P.O. Box 84                 Company of New York             30 Broad Street, B-Level              (646) 458-8104
   Bowling Green Station        Corporate Trust Operations           New York, NY 10004-2304        (For Eligible Institutions
  New York, NY 10274-0084               Department                 Attention: Corporate Trust                  Only)
Attention: Corporate Trust      30 Broad Street-14th Floor                  Services
         Services                 New York, NY 10004-2304                                              Confirm By Telephone:
 (registered or certified                                                                                 (800) 548-6565
     mail recommended)
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  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
     ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A
   NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.



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Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and in the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and in the Letter of Transmittal.

         The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 P.M., New York City time, on ____________, 2001, unless extended by the Company.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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                             DESCRIPTION OF OUTSTANDING NOTES TENDERED

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  Certificate Number(s) (if known) of
Outstanding Notes or Account Number at        Aggregate Principal Amount        Principal Amount
        the Book-Entry Facility            Represented by Outstanding Notes         Tendered
------------------------------------------------------------------------------------------------


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                                          Total:                                Total:
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                                     PLEASE SIGN AND COMPLETE

Signatures(s):                                       Name(s):
              ------------------------------                 -----------------------------------

Address:                                             Capacity (full title), if signing
        ------------------------------------         in a representative capacity:
                  (Zip Code)                                                      --------------

Area Code and Telephone Number:
                               -----------------------------------------------------------------

Dated:                                               Taxpayer Identification or Social
      --------------------------------------         Security Number:
                                                                     ---------------------------
================================================================================================
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              THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED



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                                    GUARANTEE
                    (Not to be used for signature guarantees)


         The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Outstanding Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Outstanding Notes tendered hereby or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.


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================================================================================

Name of Firm:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------


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Area Code and Telephone No.:
                            ----------------------------------------------------


Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Dated:
      --------------------------------------------------------------------------

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NOTE: DO NOT SEND CERTIFICATES OF OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES
      OF OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.



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